UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2023

ASPEN TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-262106	87-3100817
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Crosby Drive,	Bedford,	MA	01730
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (781) 221-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, $0.0001 par value per share	AZPN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company □
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On August 1, 2023, Aspen Technology, Inc. (the “Company” or "AspenTech") issued a press release announcing financial results for the fourth quarter and fiscal year 2023, ended June 30, 2023. The full text of the press release issued in connection with this announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.05	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 26, 2023, the Company amended and restated its Code of Business Conduct and Ethics (the “Code”), which governs the conduct of all directors, officers and employees of the Company and its subsidiaries and other business entities controlled by it.

The amendments include a new requirement for officers to advise our Chief Executive Officer and Chief Legal Officer and obtain approval from the Chief Executive Officer in advance of accepting an invitation to serve on the board of directors or a committee of the board of directors of another company. In addition, any such service should be consistent with the Company's conflict-of-interest and related party transaction policies. The amendments also clarify that the reporting and investigation of any concerns regarding compliance with the Code will be handled under the Company’s new Whistleblower Reporting, Investigation & Protection Policy, which details the Company’s handling of concerns relating to financial, accounting, auditing, legal and human resources matters. Finally, the amendments include certain other non-substantive revisions and administrative changes, including a requirement that managerial employees who receive concerns covered by the Code from another employee report the concern using our whistleblower hotline, regardless of whether the managerial employee believes the other employee intends to file a report through the whistleblower hotline.

The foregoing summary of the nature of the amendments to the Code is qualified in all respects by the full text of the Code, which is filed herewith as Exhibit 14.1.

Item 7.01	Regulation FD Disclosure.

On August 1, 2023, the Company announced that its Board of Directors approved a share repurchase authorization (the “Share Repurchase Authorization”), pursuant to which the Company may repurchase up to $300 million in the aggregate of the Company’s outstanding shares of common stock, by means of open market transactions, block transactions, privately negotiated purchase transactions or any other purchase techniques, including 10b5-1 trading plans. The Share Repurchase Authorization will commence after the conclusion of the Company’s accelerated share repurchase program previously announced on May 5, 2023.

Investors and others should note that the Company routinely announces material information to investors and the marketplace using filings with the U.S. Securities and Exchange Commission (the “SEC”), press releases, public conference calls, presentations, webcasts and the Aspen Technology, Inc. Investor Relations website. The information posted on the Aspen Technology, Inc. Investor Relations website is not incorporated by reference in this report or in any other report or document the Company files with the SEC. While not all of the information that the Company posts to the Aspen Technology, Inc. Investor Relations website is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in the Company to review the information that it shares on its webpage at https://ir.aspentech.com. Users may automatically receive email alerts and other information about the Company when enrolling an email address by selecting “Email Alerts” at the webpage at https://ir.aspentech.com/.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On August 1, 2023, the Company announced that its Board of Directors approved the Share Repurchase Authorization, pursuant to which the Company may repurchase up to $300 million in the aggregate of the Company’s outstanding shares of common stock, by means of open market transactions, block transactions, privately negotiated purchase transactions or any other purchase techniques, including 10b5-1 trading plans. The Share Repurchase Authorization will commence after the conclusion of the Company’s accelerated share repurchase program previously announced on May 5, 2023.

On August 1, 2023, the Company announced the termination of its Share Sale Agreement (the “Purchase Agreement”) by and among the Company, AspenTech Australia Holding Pty Ltd, Australian company number 661 089 167, a company organized under the laws of Australia (the “Buyer”), Mining Software Holdings Pty Ltd, Australian company number 630 328 326), a company organized under the laws of the State of New South Wales (the “Target”), and the holders of stock and options to purchase capital stock of the Target (the “Sellers”) pursuant to which the Buyer would have acquired all of the outstanding capital of the Target from the Sellers. The Company and the Sellers had been waiting to secure a final Russian regulatory approval as a condition to the closing of the transaction. As this process continued, the timing and requirements necessary to get this approval became increasingly unclear. This lack of clarity on the potential for, and timing of, a successful review led the Company and the Sellers to this mutual course of action. The Company is not expected to pay any termination fee as part of this arrangement.

The foregoing summary has been included to provide investors and security holders with information regarding the Purchase Agreement. It is not intended to provide any other factual information about the Company, or its subsidiaries and affiliates.

Cautionary Note on Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which involve risks and uncertainties, and AspenTech undertakes no obligation to update any such statements to reflect later developments. These forward-looking statements include, but are not limited to, our guidance for fiscal 2024, our expectations regarding cash collections and completion of our accelerated share repurchase program. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “strategy,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “opportunity” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These risks and uncertainties include, without limitation: the failure to realize the anticipated benefits of our transaction with Emerson Electric Co.; risks resulting from our status as a controlled company; the scope, duration and ultimate impacts of the COVID-19 pandemic and the Russia-Ukraine conflict; as well as economic and currency conditions, market demand (including related to the pandemic and adverse changes in the process or other capital-intensive industries such as materially reduced spending budgets due to oil and gas price declines and volatility), pricing, protection of intellectual property, cybersecurity, natural disasters, tariffs, sanctions, competitive and technological factors, and inflation; and others, as set forth in AspenTech’s most recent Transition Report on Form 10-KT and subsequent reports filed with the Securities and Exchange Commission. The outlook contained herein represents AspenTech’s expectation for its consolidated results, other than as noted herein.

Item 9.01	Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

14.1	Aspen Technology, Inc. Code of Business Conduct and Ethics
99.1	Press release issued by Aspen Technology, Inc. on August 1, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN TECHNOLOGY, INC.

Date: August 1, 2023	By:	/s/ Chantelle Breithaupt
Chantelle Breithaupt
Senior Vice President and Chief Financial Officer